UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2020

FB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

(615) 564-1212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

As previously reported, on January 21, 2020, FB Financial Corporation, a Tennessee corporation (“FB Financial”), Paisley Acquisition Corporation, a Tennessee corporation and a direct, wholly owned subsidiary of FB Financial (“Merger Sub”), and Franklin Financial Network, Inc., a Tennessee corporation (“Franklin”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Franklin, with Franklin continuing as the surviving corporation (the “Merger”). Immediately following the Merger, Franklin will merge with and into FB Financial, with FB Financial continuing as the surviving corporation (the “Upstream Merger”). Immediately following the Upstream Merger, Franklin Synergy Bank, a Tennessee state-chartered bank and a wholly owned subsidiary of Franklin (“Franklin Synergy”), will merge with and into FirstBank, a Tennessee state-chartered bank and a wholly owned subsidiary of FB Financial (“FirstBank”), with FirstBank continuing as the surviving bank (the “Bank Merger,” and, together with the Merger and the Upstream Merger, the “Mergers”).

In connection with the proposed Mergers, the following financial statements are being incorporated by reference into this Current Report on Form 8-K (this “Report”) and the following financial information is being filed with this Report:

•

Audited consolidated financial statements of Franklin as of December 31, 2018 and December 31, 2017 and for each of the years in the three-year period ended December 31, 2018, the notes related thereto and the report of Crowe LLP, independent registered public accounting firm, dated March 18, 2019;

•	Interim unaudited condensed consolidated financial statements of Franklin as of and for the three and nine months ended September 30, 2019 and September 30, 2018 and the notes related thereto; and

•

Unaudited pro forma condensed combined balance sheet of FB Financial as of September 30, 2019 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2018 and for the nine months ended September 30, 2019 and the notes related thereto.

The pro forma financial information gives pro forma effect to the Mergers and the related transactions that will occur in connection with the Mergers. The pro forma condensed combined financial information is derived from the historical financial statements of FB Financial and Franklin. The pro forma condensed combined financial information is preliminary and reflects a number of assumptions, including, among others, that the Mergers and the related transactions will be consummated. There can be no assurance that any of such transactions will be consummated or that the actual terms of such transactions will not differ materially from FB Financial’s current expectations.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business to be Acquired

Audited consolidated financial statements of Franklin as of December 31, 2018 and December 31, 2017 and for each of the years in the three-year period ended December 31, 2018, the notes related thereto and the report of Crowe LLP, independent registered public accounting firm, dated March  18, 2019, that are included in Franklin’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2019 are incorporated by reference hereto. Interim unaudited consolidated financial statements of Franklin as of and for the three and nine months ended September 30, 2019 and September  30, 2018 and the notes related thereto that are included in Franklin’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2019, as filed with the SEC on October 31, 2019 are incorporated by reference hereto.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined balance sheet of FB Financial as of September 30, 2019 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2018 and for the nine months ended September 30, 2019 and the notes related thereto are filed as Exhibit 99.1 hereto.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Crowe LLP, independent registered public accounting firm of Franklin.

99.1	Unaudited pro forma condensed combined balance sheet of FB Financial as of September 30, 2019 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2018 and for the nine months ended September 30, 2019 and the notes related thereto.

IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS

In connection with the proposed Mergers, FB Financial will file a registration statement on Form S-4 with the SEC. The registration statement will contain the joint proxy statement of Franklin and FB Financial to be sent to the FB Financial and Franklin shareholders seeking their approvals in connection with the merger and the issuance of FB Financial common stock in the merger. The registration statement will also contain the prospectus of FB Financial to register the shares of FB Financial common stock to be issued in connection with the merger. A definitive joint proxy statement/prospectus will also be provided to FB Financial and Franklin shareholders as required by applicable law. Investors and shareholders are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, as well as any other relevant documents filed by FB Financial and Franklin with the SEC, including any amendments or supplements to the registration statement and other documents filed with the SEC, because they will contain important information about the proposed merger, Franklin, and FB Financial. The registration statement and other documents filed with the SEC may be obtained for free on the SEC’s website (www.sec.gov). The definitive proxy statement/prospectus will also be made available for free by contacting FB Financial Corporation Investor Relations at (615) 564-1212 or investors@firstbankonline.com, or by contacting Franklin Investor Relations at (615) 236-8327 or investors@franklinsynergy.com. This communication does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

FB Financial, Franklin, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Franklin shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of FB Financial may be found in the definitive proxy statement for FB Financial’s 2019 annual meeting of shareholders, filed with the SEC by FB Financial on April 16, 2019, and other documents subsequently filed by FB Financial with the SEC. Information about the directors and executive officers of Franklin may be found in the definitive proxy statement for Franklin’s 2019 annual meeting of shareholders, filed with the SEC by Franklin on April 12, 2019, and other documents subsequently filed by Franklin with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Free copies of these documents may be obtained as described in the paragraph above.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the proposed merger with Franklin (which we refer to as the “Franklin merger”), FB Financial’s and Franklin’s future plans, results, strategies, and expectations, and FB Financial and Franklin’s future financial and operating results (including the anticipated impact of the Franklin merger on FB Financial and Franklin’s earnings and tangible book value). These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,”

“estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s or Franklin’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial, Franklin or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial and Franklin caution shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) the risk that the cost savings and any revenue synergies from the proposed Franklin merger or another acquisition may not be realized or may take longer than anticipated to be realized, (2) disruption from the proposed Franklin merger with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with Franklin, (4) the failure to obtain necessary regulatory approvals for the Franklin merger, (5) the failure to obtain the approval of FB Financial and Franklin’s shareholders in connection with the Franklin merger, (6) the possibility that the costs, fees, expenses, and charges related to the Franklin merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Franklin merger to be satisfied, (8) the risks related to the integration of the combined businesses (Franklin, as well as FB Financial’s pending acquisition of FNB Financial Corp. and any future acquisitions), including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on merger-related issues, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Franklin merger, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) reputational risk and the reaction of the parties’ customers to the Franklin merger, (14) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (15) the risk of potential litigation or regulatory action related to the Franklin merger, and (16) general competitive, economic, political, and market conditions. Further information regarding FB Financial, Franklin and factors which could affect the forward-looking statements contained herein can be found in FB Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the interim periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC, and in Franklin’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the interim periods ended March 31, 2019 , June 30, 2019 and September 30, 2019, and its other filings with the SEC.

Many of these factors are beyond FB Financial’s and Franklin’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither FB Financial nor Franklin undertakes any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial or Franklin to predict their occurrence or how they will affect FB Financial or Franklin.

FB Financial and Franklin qualify all forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ James R. Gordon
James R. Gordon
Chief Financial Officer

Date: February 5, 2020